                       Aquila Gas Pipeline Corporation

                             File Number 1-12426

                                 Exhibit 10.2

                Note Agreement dated July 1, 1996 between Aquila

                    Energy Corporation and AQP Holdings L.P.

                                 NOTE AGREEMENT


         Note Agreement ("Agreement") dated as of July 1, 1996 between AQUILA ENERGY CORPORATION, a Missouri corporation ("Company") and AQP HOLDINGS L. P., a Delaware limited partnership ("Subsidiary").


                                    RECITALS

         1. AQP Holdings L. P., a partially-owned subsidiary of the Company, from time to time requires advances of funds to enable it to meet temporary working capital needs and operating expenses and make acquisitions of assets.


                                   AGREEMENT

         1. The Advances. As evidenced by the Contract Note ("Note"), which is attached hereto and a part of this Agreement, the Company hereto agrees on the terms and conditions hereinafter set forth, to make advances (the "Advances") to Subsidiary from time to time in an aggregate amount not to exceed $3,000,000. (The term "Lender" shall refer to the Company in its capacity as a maker of Advances, and the term "Borrower" shall refer to Subsidiary in its capacity as the recipient of Advances.) Within the limits of such amount, the Borrower may borrow, repay and reborrow under this paragraph 1: provided, however, that Borrower may not borrow or reborrow hereunder if demand for payment is made by Lender pursuant to the express provisions of paragraph 3 or following an Event of Default (as defined in paragraph 10), as the case may be. Each Advance shall be made pursuant to pre-authorized instructions or as Lender and Borrower shall otherwise agree.

         2. Interest on Advances. Borrower shall pay interest on the unpaid principal amount of each Advance made by Lender from the date of such Advance until such principal amount shall be paid in full at the Prime Rate or rates offered from time to time by Lender calculated on a 360-day year basis.

         The "Prime Rate" means the rate of interest per annum established and announced from time to time by Citibank, N. A. of New York as its prime rate or such other base rate established and announced by Citibank in the event the Prime Rate is not established or announced by Citibank.

         The Interest Period, for each loan made, is the period commencing on the date of such Loan and ending on the last day of the period selected by the Borrower pursuant to the provisions below, and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below.

         (i) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day.


         3. Repayment; Evidence of Indebtedness. Unless a fixed date for repayment is expressly agreed, Borrower shall repay, no later than the Expiry Date of this Agreement, at such place and by such means as Lender may select, the aggregate unpaid principal amount of all Advances made to Borrower as evidenced by such Lender's ledger balance. All advances and payments shall be evidenced by notation by the Company on the attached Note, provided that the failure to make such notation shall not affect the obligations of the Borrower.


         4. Prepayment. Borrower may prepay the Advances made to it in whole or in part at any time; provided, however, that if the obligations of Borrower hereunder shall be payable on a fixed date, no such prepayment shall be made without the prior written consent of Lender.


         5.      Conditions to Advances.

                 5.1 Conditions to Initial Advance. The obligation of the Lender to make its initial Advance is subject to the following conditions precedent:

                 (a) Notes. The Lender shall have received the Note, confirming to the requirements hereof and executed by duly authorized officers of the Borrower.

                 (b) Organizational Documents. The Lender shall have received copies of the Certificate or Articles of Limited Partnership, and all amendments and restatements thereof, of the Borrower certified as of or as close as possible to the date the initial Advance is made as correct and complete by the Secretary of State of the Borrower's jurisdiction of incorporation.

                 (c) Corporate Proceedings and Incumbency. The Lender shall have received a certificate of the secretary or assistance secretary of the General Partner of Borrower, dated the date the initial Advance is made, certifying: (i) the due adoption and continued force and effect of attached resolutions of the Board of Directors of the General Partner of Borrower authorizing the borrowing of the Advances and the execution and delivery by specified officers and performance by the Borrower of this Agreement and the Notes; (ii) the incumbency and signatures of the officers of the General Partner of Borrower executing this Agreement and the Notes, together with evidence of the incumbency and signature of such secretary or assistance secretary; and (iii) attached copies of the By-laws of the General Partner of Borrower.

                 (d) Required Approvals. The Lender shall have received certified copies of any consent or approval of any public authority or other Person which is required in connection with the transactions contemplated by this Agreement.

                 (e) Additional Matters. All proceedings and other documents and legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Lender and its counsel.

                 5.2 Conditions to All Advances. The obligations of the Lender to make each Advance (including the initial Advance) to be made by it hereunder is subject to the following additional conditions precedent:

                 (a) Representations and Warranties. The representations and warranties made by the Borrower contained in this Agreement, and any certificate, document or financial or other written statement furnished at any time under or in connection herewith shall be true and correct in all material respects on and as of the date of such Advance and after giving effect thereto as if made on and as of such date and otherwise in exactly the same language.

                 (b) Covenants. On the date of the Advance and after giving effect thereto, the Borrower shall have complied and shall then be in compliance in all material respects with all the terms, covenants and conditions of this Agreement which are binding upon it.

                 (c) No Event of Default. No Event or Event of Default shall have occurred and be continuing as of the date of such Advance or after giving effect to such Advance.

                 (d) No Material Adverse Change. At the date of such Advance and after giving effect thereto, there shall have occurred no material adverse change in the Borrower's business or financial condition as a whole since the date the immediately preceding Advance was made.

         Whenever the Borrower makes, or is deemed to make, a request to borrow, the Borrower shall be deemed to have represented and warranted to the Lender that the conditions precedent to such Advance set forth above have been satisfied, to the same extent as if the Borrower so represented and warranted at that time in a written certificate delivered to the Lender.

         6. Books and Records; Examination; Financial Information; Notices. So long as any Obligations remain unpaid or this Agreement is in effect, the Borrower shall; (a) maintain, at all times, true and complete books, records and accounts in which true and correct entries are made of its transactions in accordance with GAAP and (b) by means of appropriate entries, reflect in such accounts and in all financial statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of properties and bad debts, all in accordance with GAAP. The Lender may at all reasonable times have access to examine, audit, make extracts from and inspect the Borrower's records, files and books of account. The Borrower will deliver to the Lender any instrument necessary for the Lender to obtain records from any Person maintaining records for the Borrower.


         7. General Warranties and Representations. The Borrower continuously warrants and represents to the Lender, until all Advances have been paid, that, except as hereafter disclosed to and accepted by the Lender in writing:


                 7.1 Organization and Qualification; Power and Authority. The Borrower (a) is duly incorporated and organized and validly existing in good standing under the laws of the State of Delaware,
        (b) is qualified to do business and is in good standing in all states in which qualification and good standing are necessary in order for it to conduct its business and own or lease its property, and (c) has all requisite power and authority to conduct its business and to own and lease its property.

                 7.2 No Material Adverse Change. No material adverse change has occurred in the property, business, operations or conditions (financial or otherwise) of the Borrower and its subsidiaries since the date of the most recent financial statements delivered to the Lender.

                 7.3 Adequate Assets. The Borrower and its subsidiaries possess adequate assets for the conduct of their respective businesses.

                 7.4 Margin Securities. The Borrower does not own any "margin security", as that term is defined in Regulation U of the Federal Reserve Board. None of the Advances will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of such Advances to be considered a "purpose credit" within the meaning of, or otherwise to violate, Regulation G, T, U or X of the Federal Reserve Board. The Borrower will neither take nor permit any agent acting on its behalf to take any action which might cause any transaction, obligation or right created by this Agreement, or any document or instrument delivered pursuant hereto, to violate any regulation of the Federal Reserve Board.

                 7.5 Authorization, Validity and Enforceability of this Agreement and the Note.

        The Borrower has the power and authority to execute, deliver and perform this Agreement and the Note. Both the Agreement and the Note has been duly authorized by the Borrower by all required action, has been duly executed and delivered by the Borrower, and constitutes its legal, valid and binding agreement and obligation, enforceable against it in accordance with its terms without defense, setoff or counterclaim. The execution and delivery of this Agreement and Note by the Borrower and the carrying out of their terms and provisions do not and will not: (a) contravene in any material respect any provision of law, statute, rule or regulation or any order, writ, decree or injunction of any governmental authority; (b) conflict with, or violate in any material respect the terms of, or result in the breach of, any of the terms or conditions or provisions of any material indenture, deed of trust, mortgage, agreement or other instrument to which the Borrower or any of its subsidiaries is a party, (c) result in the creation or imposition of any material Lien upon the property of the Borrower or any of its subsidiaries, or (d) violate any provision of the Certificate of Articles of Limited Partnership or By-laws of the Borrower or any of its subsidiaries.

                 7.6 Disclosure. Neither this Agreement nor any document or statement furnished to the Lender by or on behalf of the Borrower hereunder contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading.


         8. Affirmative Covenants. The Borrower covenants that, so long as any of the Advances remain outstanding, the Borrower and each subsidiary shall:

                8.1 Partnership Existence and Good Standing. Maintain its partnership existence and its qualification and good standing in all states necessary to conduct its business and own or lease its property, and maintain all licenses, permits, franchises and governmental authorizations necessary to conduct its business and own or lease its property.

                8.2 Insurance. Maintain insurance (including product and other liability insurance) with responsible insurance companies against such risks and in such amounts as is customarily maintained by entities engaged in the same or similar business and similarly situated (provided that the Borrower or any subsidiary may self-insure to the extent that adequate reserves have been established and maintained and exist with respect thereto in accordance with GAAP).

                 8.3 Maintenance of Property. Maintain all of its property necessary and useful in its business in good operating condition and repair, ordinary wear and tear excepted.

                 8.4 Environmental Laws. Obtain all applicable permits, licenses and other authorization which are required under all Environmental Laws except to the extent failure to have any such permit, license or authorization would not have a material adverse effect on the business of Borrower or its financial condition, operations or prospects. Borrower shall also maintain compliance with the terms and conditions of all such applicable permits, licenses and authorizations, and shall also maintain compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgement, injunction, notice or demand letter issued, entered, promulgated, or approved thereunder, except to the extent failure to comply would not have a material adverse effect on its financial condition, operations, business or prospects.

                 8.5 Further Assurances. Execute and deliver to the Lender, upon request, such documents and agreements as the Lender may, from time to time, reasonably request to carry out the terms and conditions of this Agreement.


         9. Negative Covenants. The Borrower covenants that, so long as any of the Advances remain outstanding, the Borrower shall not, without the Lender's prior written consent:

                 9.1 Conduct of Business. Engage, directly or indirectly, in any line of business other than the business of purchasing, transportation, processing and sale of natural gas and natural gas liquids and other businesses reasonably related thereto.

                 9.2      Mergers, Consolidations or Sales of Assets.

                 (a) Merge, consolidate, combine with or into, or acquire all or a substantial part of the assets or business of, any Person, except that this paragraph 9.2 shall not apply to (i) the merger, consolidation or combination of the Borrower, with or into any other person, or the acquisition by the Borrower, of all or a substantial part of the assets or business of any other person, and (ii) the merger, consolidation or combination with or into any direct or indirect wholly-owned subsidiary, so long as (x) no Default shall have occurred and be continuing at the time of such merger, consolidation, combination or acquisition or would result therefrom, and (y) in the case of clause (i), such merger, consolidation, combination or acquisition would not, in the reasonable judgement of the Lender, have an adverse effect on the perfection, validity or enforceability of any of the rights of the Lender under this Agreement and the person surviving such merger, consolidation or combination, if other than the Borrower, shall have assumed, in a manner and pursuant to a written instrument in form, scope and substance reasonably satisfactory to the Lender, all of the liabilities and obligations of the Borrower, as the case may be, under the Agreement.

                 (b) Sell, lease, transfer or otherwise dispose of a majority of its assets, except that this paragraph 9.2(b) shall not apply to (i) sales of assets (or, in the case of natural gas and natural gas liquids inventory, exchanges thereof), other than assets consisting of real property, in the ordinary course of business and
        (ii) sales of obsolete or retired property not used or useful in its business.

        10. Events of Default. If the obligations of Borrower hereunder shall not be payable on demand pursuant to the express provisions of paragraph 3, then in such event if any of the following events ("Events of Default") shall occur and be continuing:

                 (a) Borrower shall fail to pay the principal of, or interest on, any Advance when due, which failure is not cured within 30 days;

                 (b) Borrower or any subsidiary of Borrower shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against Borrower or any subsidiary of Borrower seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or Borrower or any subsidiary of Borrower shall take any partnership action to authorize any of the actions set forth above in this subparagraph (b);

                 (c) At any time Lender shall cease to be majority beneficial owner of Borrower within the meaning of Section 13d-3 of the Securities Exchange Act; or

                 (d) Borrower shall make or commit to make a transfer, sale or assignment of the major portion of its assets (other than the sale of accounts receivable).

Then and in such event, Lender thereby may, by notice to Borrower, (i) declare its obligation to make Advances to be terminated, whereupon the same shall forthwith terminate, and (ii) declare the Advances made to Borrower, and all other amounts payable under this Agreement to be forthwith due and payable, whereupon such Advances, and such amounts shall become and be forthwith due and payable without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Borrower. Borrower agrees to pay Lender on demand all costs and expenses, including without limitation reasonable fees and expenses of counsel, incurred by Lender in connection with the enforcement of this Agreement.

         11. Notices. All notices required hereunder shall be directed to the parties hereto as follows:

         (a)     If to Aquila Energy Corporation

                 at 2533 N. 117th Ave.
                     Omaha, Nebraska  68164
                     Attention:  Vice President - Finance
                     Telephone: 402-498-4496
                     Facsimile:  402-498-4276

         (b)     If to AQP Holdings L.P.
                 c/o Aquila Gas Pipeline Corporation

                 at 100 N.E. Loop 410, Suite 1000
                     San Antonio, Texas 78216-4754
                     Attention:  Vice President - Finance
                     Telephone: 210-342-0685
                     Facsimile:  210-340-6341

         12. Amendments, Etc. No amendments or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by Borrower and Lender. No delay or failure of Lender in exercising any right, power, privilege or remedy hereunder or under to Note shall affect such right, power, privilege or remedy or be deemed a waiver thereof, nor shall any single or partial exercise thereof or any failure to exercise the same in any instance preclude any future exercise thereof.

         13. Expiry Date. This Agreement shall expire on December 31, 1999, or such later date that may be established at the sole discretion of Lender.

         14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first provided above.


AQUILA ENERGY CORPORATION                          AQP NEWCO CORPORATION

                                                   Title:  The General Partner

By:  /s/ Lawrence Clayton                          By: /s/ Damon C. Button
   ----------------------                             --------------------
Title: Vice President                              Title: Vice President
       --------------                                     --------------

                   ADVANCES BY THE COMPANY AND REPAYMENTS BY
                               AQP HOLDINGS L. P.


_______________________________________________________________________________________________________
                                                                Amount of
                                 Amount of                      Principal                Notation
         Date                     Advance                        Repaid                   Made By


_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________

_______________________________________________________________________________________________________


                                 CONTRACT NOTE


U.S. $3,000,000
Date: July 1, 1996

         For value received, AQP HOLDINGS L.P., a Delaware limited partnership (the "Borrower"), promises to pay to the order of AQUILA ENERGY CORPORATION, a Missouri corporation (the "Lender"), the principal sum of Three Million and No/l00 Dollars ($3,000,000.00) or, if less, the aggregate unpaid principal amount of the Advances made by the Lender to the Borrower pursuant to Paragraph 1 of the Note Agreement referred to below. The Borrower promises to pay interest on the unpaid principal amount hereof on the dates and at the rate or rates provided for in the Note Agreement. All such payments of principal and interest shall be made in lawful money of the United States in federal or other immediately available funds at the office of the Lender in Omaha, Nebraska.

         The date and amount of each Advance made by the Lender, the date and amount of each repayment of the principal thereof made pursuant to Paragraph 4 of the Note Agreement shall be recorded by the Lender and, prior to any transfer hereof, endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the borrower hereunder or under the Note Agreement.

         This note is the Contract Note referred to in the Note Agreement dated as of July 1, 1996 between the Borrower and the Lender (the "Note Agreement") and is entitled to the benefits thereof. Terms defined in the Note Agreement are used herein with the same meanings. Reference is made to the Note Agreement for provisions for the payment and prepayment hereof and the acceleration of the maturity hereof.

         The Borrower hereby waives diligence, presentment, protest and notice of any kind, and assents to extensions of the time of payment, release, surrender or substitution of security, or forbearance of other indulgence, without notice.

         This note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the Borrower or any successor or assign of the borrower, and the Lender or any holder thereof.

         This note shall be governed by, and construed in accordance with, the laws of the State of Texas, and shall be binding upon the successors and assigns of the Borrower and insure to the benefit of the Lender, its successors, endorses and assigns. If any term or provisions of this note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions thereof shall in no way be affected thereby.

                                       AQP NEWCO CORPORATION

                                       Title:  The General Partner

                                       By:      /s/ Damon C. Button
                                                -------------------

                                       Name:    Damon C. Button

                                       Title:   Vice President